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                                                                    EXHIBIT 10.1


                            SIBIA NEUROSCIENCES, INC.
                  (formerly, "The Salk Institute Biotechnology/
                          Industrial Associates, Inc.")
        AMENDED AND RESTATED 1992 STOCK OPTION AND RESTRICTED STOCK PLAN

                            Amended December 2, 1992
                              Amended June 5, 1997

         1.       INTRODUCTION

                  This Amended and Restated Stock Option and Restricted Stock Plan (the "Plan") was originally adopted effective as of January 8, 1992, and subsequently amended and restated as of December 2, 1992 (the "Restatement Date"), to encourage stock ownership by directors, employees and designated Scientific Consultants (as defined below) of SIBIA Neurosciences, Inc. (formerly "The Salk Institute Biotechnology/Industrial Associates, Inc."), a Delaware corporation (the "Company"), and its subsidiaries (collectively, the "Subsidiaries" and individually, a "Subsidiary"), in order to increase their proprietary interest in the success of the Company and to encourage them to provide future services to the Company or a Subsidiary. Options granted under this plan may be either Incentive Stock Options (as defined and provided for in Section 5(a) of this Plan) or Nonstatutory Stock Options (as defined and provided for in Section 5(b) of this Plan; the term "option" when used hereinafter shall refer to either Incentive Stock Options or Nonstatutory Stock Options, or both). Restricted stock awarded under this Plan shall be subject to such restrictions as shall be determined in each specific case by the Board of Directors of the Company (the "Board") or by a duly appointed committee of the Board (the "Committee"), as hereinafter provided. The term "Award" when used hereinafter shall collectively refer to options and restricted stock awarded under the Plan.

         2.       ADMINISTRATION

                  (a) This Plan shall be administered by the Board or, if the Board so determines, by the Committee, provided that except as otherwise provided below, in the case of any Awards to directors or officers that are or become subject to Section 16 of the Securities Exchange Act of 1934, the Committee shall have exclusive responsibility for and authority to administer the Plan unless the Board expressly determines otherwise. Subject to the foregoing and to the express provisions of this Plan, the Board or the Committee, as applicable, shall have plenary authority, in its sole discretion.

                         (i)    To  determine the time or times at which, and
the directors, employees and Scientific Consultants (as defined below) to whom, options and restricted stock shall be awarded under this Plan;

                         (ii) To determine, as the case may be, the Incentive
Stock Option Price or Nonstatutory Stock Option Price (both as defined herein) of, and the number of shares of Stock (as defined herein) to be covered by, options granted under this Plan;

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                         (iii) To determine the number of shares of Stock to be
covered by awards of restricted stock under this Plan;

                         (iv) To determine the time or times at which each
option granted under this Plan may be exercised, including whether such option may be exercised in whole or in installments; provided, however, that options granted hereunder must be exercisable at the rate of at least 20% per year over 5 years from the date of grant;

                         (v) To determine the restrictions, if any, applicable
to shares of Stock obtained upon the exercise of any option granted hereunder; provided, however, that if such restrictions restrict the transfer of such shares and give the Company the right to repurchase all (but not less than all) of such shares upon a Grantee's termination of employment, the following restrictions shall apply-

                              (1) If the repurchase price is equal to the higher
of the original Option Price or the fair market value of the shares of Stock on the date of termination of employment, the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness within 90 days of termination of employment or exercise of the option, whichever is later, and such right must terminate when the Stock becomes publicly traded; or

                              (2)  If the repurchase price is equal to the
original Option Price, the right to repurchase shall be nontransferable by the Company and must lapse at the rate of at least 20% per year over 5 years from the date the option is granted (without respect to the date the option was exercised or became exercisable), and must be exercised for cash or cancellation of purchase money indebtedness within 90 days of termination of employment or exercise of the option, whichever is later.

                         (vi) To establish the terms of the restrictions
applicable to any restricted stock awarded hereunder, and to determine the time or times at which such restrictions shall lapse;

                         (vii) To interpret this Plan and to prescribe, amend
and rescind rules and regulations relating to it; and

                         (viii) To make-all other determinations which the
Committee shall deem necessary or advisable for the administration of this Plan.

                  (b) The membership of the Committee shall at all times consist of not less than two members of the Board and shall be constituted to permit the Plan to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor role ("Rule 16b-3"), if the Board determines it to be in the best interests of the Company to qualify the Plan for the exemptions from Section 16 of the Exchange Act afforded by Rule 16b-3. Without limiting the foregoing, from and after the date the Board determines to bring the Plan into compliance with Rule 16b-3, no director shall serve on the Committee at any time within one year following such director's receipt of any grant or award of an equity security




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of the Company or any related entity if such grant or award prevents such director from qualifying as a "disinterested person" within the meaning of Rule 16-3(c)(2).

                         The Committee shall have all of the powers and duties
set forth herein, as well as such additional powers and duties as the Board may delegate to it; provided, however, that the Board expressly retains the right
(i) to determine whether the shares of Stock reserved for issuance upon the exercise of options or as restricted stock awarded under this Plan shall be issued shares or unissued shares, (ii) to appoint the members of the Committee, and (iii) to terminate or amend this Plan. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Committee, however caused, and may discharge the Committee. Duly authorized actions of the Committee shall constitute actions of the Board for the purposes of this Plan and the administration thereof.

         3.       STOCK

                  Except as provided in Section 10 of this Plan, the number of shares which may at any time be made subject to options (including, for this purpose, options outstanding on the Restatement Date), or which may be issued upon the exercise of options granted under this Plan (excluding, for this purpose, shares issued prior to the Restatement Date), or made subject to grants of restricted stock hereunder, shall be limited to 460,475 share of the Series A Common Stock, $.10 par value, of the Company (the "Stock"). The shares reserved for issuance pursuant to this Plan may consist either of authorized but previously unissued shares of Stock, or of issued shares of Stock which have been reacquired by the Company, as determined from time to time by the Board.

                  Except as otherwise provided in Section 10 of this Plan, if any option granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full, or any restricted stock awarded hereunder is forfeited for any reason, the shares of Stock allocable to the unexercised portion of such option or to the forfeited portion of such restricted stock award may again be made subject to an option or restricted stock award under this Plan.

         4.       ELIGIBILITY

                  Awards may be granted under this Plan to such Scientific Consultants, directors and employees of the Company or a Subsidiary as shall be designated by the Board or the Committee in accordance with Section 2 of this plan, provided that Incentive Stock Options, as defined below, may be awarded only to regular full-time employees of the Company or a Subsidiary (including but not limited to, employees who serve as officers or directors). As used in this Plan, "Scientific Consultant" shall mean an independent contractor retained to perform continuing and substantial services for the Company or any of its Subsidiaries, as an individual Scientific Consultant, as a member of a Scientific Advisory Board, or in such other capacity as may be designated by the Board. Any person granted an Award under this Plan shall remain eligible to receive one or more additional grants thereafter, notwithstanding that options previously granted to such person remain unexercised in whole or in part, or that the applicable restrictions on any restricted stock issued to such person have not lapsed.




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         5.       TERMS OF OPTIONS

                  This Plan is intended to authorize the Board or the Committee to grant, in its discretion, options that qualify as incentive stock options pursuant to Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), (such qualifying options being referred to herein as "Incentive Stock Options") or options that do not so qualify (such non-qualifying options being referred to herein as "Nonstatutory Stock Options"). Each option granted under this Plan shall be evidenced by a written option agreement which shall be executed and delivered as provided in Section 12 of this Plan and which shall specify whether the option granted therein is an Incentive Stock Option or a Nonstatutory Stock Option.

                  (a) TERMS OF INCENTIVE STOCK OPTIONS. Each stock option agreement covering an Incentive Stock Option granted under this Plan and any amendment thereof, other than an amendment to convert an Incentive Stock Option into a Nonstatutory Stock Option, shall conform to the provisions of Section 5(a)(i)-(iv) below, and may contain such other terms and provisions consistent with the requirements of this Plan as the Board or the Committee shall deem appropriate:

                         (i) INCENTIVE STOCK OPTION PRICE. The purchase price of
each of the shares of Stock subject to an Incentive Stock Option (the "Incentive Stock Option Price ") shall be a stated price which is not less than the fair market value of such share of Stock, determined in accordance with Section 8 of this Plan, or the par value of such share if greater, as of the date such Incentive Stock Option is granted; provided, however, that if an employee, at the time an Incentive Stock Option is granted to him or her, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or of the parent corporation (as defined in Section 424(e) of the Code), if any, of the Company, or of any of the Subsidiaries (or, under
Section 424(d) of the Code), is deemed to own stock representing more than 10% of the total combined voting power of all such classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor, or lineal descendent of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), then the Incentive Stock Option Price of each share of Stock subject to such Incentive Stock Option shall be at least 110% of the fair market value of such share of Stock, as determined in the manner stated above.

                         (ii) TERM OF INCENTIVE STOCK OPTIONS. Incentive Stock
Options granted under this Plan shall be exercisable for such periods as shall be determined by the Board or the Committee at the time of grant of each such Incentive Stock Option, but in no event shall an Incentive Stock Option be exercisable after the expiration of 10 years from the date of grant; provided, however, than Incentive Stock Option granted to any employee as to whom the Incentive Stock Option Price of each share of stock subject thereto is required to be 110% of the fair market value of such share of Stock pursuant to Section 5(a)(i) above, shall not be exercisable after the expiration of 5 years from the date of grant. Each incentive Stock Option granted under this Plan shall also be subject to earlier termination as provided in this Plan.



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                         (iii) VESTING OF INCENTIVE STOCK OPTIONS.
Notwithstanding any other provision of this Plan, no employee shall be granted an Incentive Stock Option in any calendar year which causes such employee's "annual vesting amount" to exceed $100,000. An employee's "annual vesting amount" is the aggregate fair market value of the shares of Stock subject to Incentive Stock Options (determined in accordance with Section 8 of this Plan as of the respective dates of grant of individual options) with respect to which such options are first exercisable during the calendar year. For purposes of the foregoing, the aggregate fair market value of shares of Stock with respect to which Incentive Stock Options are first exercisable during the calendar year shall be determined by taking into account all Incentive Stock Options granted to the employee under all current stock option plans of the Company, its parent corporation (as defined in Section 424(e) of the Code), if any, or any of the Subsidiaries.

                         (iv) EXERCISE OF INCENTIVE STOCK OPTIONS.

                               (1) Subject to the provisions of Sections 5(a)
(iv)(5), 9 and 10 of this Plan, Incentive Stock Options granted under this Plan any be exercised in whole or in installments, to such extent, and at such time or times during the terms thereof, as shall be determined by the Board or the Committee at the time of grant of each such option.

                               (2) Incentive  Stock Options granted under this
Plan shall be exercisable only by delivery to the Company of written notice of exercise, which notice shall state the number of shares with respect to which such Incentive Stock Option is exercised, the date of grant of the Incentive Stock Option, the aggregate purchase price for the shares with respect to which the Incentive Stock Option is exercised and the effective date of such exercise, which date shall not be earlier than the date the notice is received by the Company nor later than the date upon which such Incentive Stock Option expires. The written notice of exercise shall be sent together with the full Incentive Stock Option Price of the shares purchased, which may be paid (i) in cash, (ii) in shares of any class of issued and outstanding stock of the Company held for more than six months by the option holder, whether preferred or common, (iii) by the delivery of any other lawful consideration approved by the Board or the Committee, or (iv) by any combination of the foregoing. If any portion of the Incentive Stock Option Price is paid in shares of Stock of the Company, such shares shall be valued at their fair market value, as determined in accordance with Section 8 of this Plan, as of the effective date of exercise of the Incentive Stock Option.

                              (3) Except as provided to the contrary in Section
9 of this Plan, an Incentive Stock Option granted hereunder shall remain outstanding and shall be exercisable only so long as the person to whom such Incentive Stock Option was granted remains an officer or employee of the Company, the parent corporation, if any, of the Company or any of the Subsidiaries.

                              (4) All Incentive Stock Options granted under this
Plan shall be nontransferable, except by will or the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom granted only by such person (or his duly appointed, qualified, and acting personal representative).




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                              (5) No Incentive Stock Option may be exercised as
to fewer than 100 shares of Stock at any one time without the consent of the Board or the Committee, unless the number of shares to be purchased upon such exercise is the total of shares at the time available for purchase under such Incentive Stock Option.

          (b) TERMS OF NONSTATUTORY STOCK OPTIONS. Each stock option agreement covering a Nonstatutory Stock Option granted under this Plan and any amendment thereof shall conform to the provisions of Section 5(b)(i)-(iii) below, and may contain such other terms and provisions consistent with the requirements of this Plan as the Board or the Committee shall deem appropriate:

               (i) NONSTATUTORY STOCK OPTION PRICE. The purchase price of each of the shares of Stock subject to a Nonstatutory Stock Option (the "Nonstatutory Stock Option Price ") shall be a stated price which is not less than 85% of the fair market value of such share of Stock, determined in accordance with Section 8 of this Plan, or the par value of such share if greater, as of the date such Nonstatutory Stock Option is granted; provided, however, that if an employee, director or Scientific Consultant at the time a Nonstatutory Stock Option is granted to him, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or of the parent corporation (as defined in Section 424(e) of the Code), if any, of the Company, or of any of the Subsidiaries (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of such classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor, or lineal descendent of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), then the Nonstatutory Stock Option Price of each share of Stock subject to such Nonstatutory Stock Option shall be at least 110% of the fair market value of such share of Stock, as determined in the manner stated above.

               (ii) TERM OF NONSTATUTORY STOCK OPTIONS. Nonstatutory Stock Options granted under this Plan shall be exercisable for such periods as shall be determined by the Board or the Committee at the time of grant of each such Nonstatutory Stock Option, but in no event shall a Nonstatutory Stock Option be exercisable after the expiration of l0 years from the date of grant. Each Nonstatutory Stock Option granted under this Plan shall also be subject to earlier termination as provided in this Plan.

               (iii) EXERCISE OF NONSTATUTORY STOCK OPTIONS.

                              (1) Subject to the provisions of Section 5(b)(iii)
(5), 9 and 10 of this Plan, Nonstatutory Stock Options granted under this Plan may be exercised in whole or in installments, to such extent, and at such time or times during the terms thereof, as shall be determined by the Board or the Committee at the time of grant of each such option.

                              (2) Nonstatutory Stock Options granted under this
Plan shall be exercisable only by delivery to the Company of written notice of exercise, which notice shall state the number of shares with respect to which such Nonstatutory Stock Option is exercised, the date of grant of the Nonstatutory Stock Option, the aggregate purchase price for the shares with





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respect to which the Nonstatutory Stock Option is exercised and the effective date of such exercise, which date shall not be earlier than the date the notice is received by the Company nor later than the date upon which such Nonstatutory Stock Option expires. The written notice of exercise shall be sent together with the full Nonstatutory Stock Option Price of the shares purchased, which may be paid (i) in cash, (ii) in shares of any class of issued and outstanding stock of the Company held for more than six months by the option holder, whether preferred or common, (iii) by the delivery of any other lawful consideration approved by the Board or the Committee, or (iv) by any combination of the foregoing. If any portion of the Nonstatutory Stock Option Price is paid in shares of stock of the Company, such shares shall be valued at their fair market value, as determined in accordance with Section 8 of this Plan, as of the effective date of exercise of the Nonstatutory Stock Option.

                              (3)  Except as provided to the contrary in
Section 9 of this Plan, a Nonstatutory Stock Option granted hereunder shall remain outstanding and shall be exercisable only so long as the person to whom such Nonstatutory Stock Option was granted remains either a director, employee or Scientific Consultant of the Company, the parent corporation, if any, of the Company or any of the Subsidiaries. A person shall be deemed a Scientific Consultant only so long as such person continues to perform and be compensated for substantial services for the Company or a Subsidiary, as to which the determination of the Board or the Committee, as applicable, shall be binding and conclusive.

                              (4) Except as otherwise provided in a Nonstatutory
Stock Option agreement or any amendment thereto, all Nonstatutory Stock Options granted under this Plan shall be nontransferable, except by will or the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom granted only by such person (or his duly appointed, qualified, and acting personal representative).

                              (5)  No Nonstatutory Stock Option may be exercised
as to fewer than 100 shares at any one time without the consent of the Board or the Committee, unless the number of shares to be purchased upon such exercise is the total number of shares at the time available for purchase under such Nonstatutory Stock Option.

         6.       RESTRICTIONS APPLICABLE TO RESTRICTED STOCK

                  The Board or the Committee may place such restrictions as it shall deem appropriate on any shares of restricted stock awarded hereunder to an employee, director or Scientific Consultant; provided, however, that unless the Board or the Committee shall determine otherwise, shares of restricted stock awarded hereunder shall be subject to the following restrictions:

                  (a) VESTING - Subject to the provisions of Section 9 herein, such shares of Stock awarded to directors, employees or Scientific Consultants shall vest (i.e., become non-forfeitable) in accordance with a vesting schedule based upon continued service by the recipient as a director, employee or Scientific Consultant of the Company or any of its Subsidiaries. Any shares of Stock remaining subject to forfeiture in accordance with the vesting schedule related thereto are hereinafter referred to as "Unvested Shares."




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                  (b) DELIVERY TO ESCROW - Upon issuance of a certificate
evidencing such shares the recipient shall be required to deliver such certificate, endorsed in blank or with a duly executed stock power attached, to the Secretary of the Company, or such other person or entity as the Board or the Committee may designate, to be held until any vesting restrictions applicable thereto have lapsed or any Unvested Shares have been forfeited.

                  (c) LEGEND - Each certificate evidencing Unvested Shares issued hereunder shall bear a legend to the effect that such shares are subject to potential forfeiture and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of an agreement between the issuer and the registered owner.

         7.       RIGHTS OF GRANTEES

                  (a) OPTIONS. No holder of an option shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to such option unless and until his option shall have been exercised pursuant to the terms thereof, the Company shall have issued and delivered to the holder of the option the shares of Stock as to which he has exercised his option, and his name shall have been entered as a stockholder of record on the books of the Company. Thereupon, such person shall have full voting and other ownership rights with respect to such shares of Stock.

                  (b) RESTRICTED STOCK. Each recipient of a restricted stock award hereunder shall be deemed to be the registered owner of any Unvested Shares subject to such award, notwithstanding that such Shares may be subject to restrictions and possible forfeiture under the terms of the agreement pursuant to which they were received. Unless and until all or a portion of such Unvested Shares are forfeited in accordance with the terms of such agreement, the recipient thereof shall have full voting rights with respect to such shares as well as the right to receive any and all distributions thereon.

         8.       DETERMINATION OF FAIR MARKET VALUE

                  For the purposes of this Plan, the fair market value of a share of stock of the Company shall be determined as follows: (i) if on the date as of which such determination is made the class of stock being valued is admitted to trading on a national securities exchange or exchanges for which actual sales prices are regularly reported, or actual sales prices are otherwise regularly published for such stock, the fair market value of a share of such stock shall be deemed to be equal to the average of the closing sale prices reported for such stock on each of the five (5) trading dates immediately preceding the date as of which such determination is made, or (ii) if on the date as of which such determination is made no such closing sales prices are reported, but quotations for the class of stock being valued are regularly listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or another comparable system, the fair market value of a share of such stock shall be deemed to be equal to the mean of the average of the closing bid and asked prices for such stock quoted on such system on each of five (5) trading dates immediately preceding the date as of which such determination is made or, (iii) if no such quotations or actual sales prices are available, the fair market value of a share of such stock shall be deemed to be the average of the closing bid and asked prices furnished by a




                                       8.

professional securities dealer making a market in such shares, as selected by the Board of Directors, for the trading date as of which such determination is made (or the immediately preceding trading date if the date of determination is not a trading date); provided, however, that if none of Sections (i) through
(iii) above are applicable, or the Board or the Committee determines in good faith that the approach specified in those Sections does not properly reflect the fair market value of such stock, the Board or the Committee may determine the fair market value of a share of stock of the Company on the basis of such factors as it shall deem appropriate.

         9. RETIREMENT, TERMINATION OF EMPLOYMENT OR DEATH OF HOLDERS OF OPTIONS AND RESTRICTED STOCK

                  (a) DEATH, RETIREMENT OR DISABILITY. If an employee to whom an Award has been granted under this Plan dies while providing services to the Company or a Subsidiary, retires from employment with the Company or a Subsidiary after attaining his "normal retirement date," or terminates employment with the Company or a Subsidiary as a result of "total and permanent disability" both as defined in the Company's Retirement Savings Plan as in effect on the date of adoption of this Plan by the Board), any restrictions then applicable to such Award shall continue as if the employee had not terminated employment and such Award shall thereafter be exercisable (in the case of options) or transferable (in the case of restricted stock), in whole or in part, by the person to whom granted (or by his duly appointed, qualified, and acting personal representative, his estate, or by a person who acquired the right to exercise such option by bequest or inheritance from the Grantee) in the manner set forth in Sections 5 and 6 of this Plan, at any time within the remaining term of such Award.

                  (b) OTHER TERMINATION OF SERVICE OR EMPLOYMENT. Except as otherwise provided in Section 9(a) above, (i) if a person to whom restricted stock has been awarded under this Plan ceases to be either a director, employee or Scientific Consultant of the Company or a Subsidiary, any Unvested Shares of restricted stock held by such person shall be forfeited as of the last date such person was either a director, employee or Scientific Consultant of the Company or a Subsidiary, and (ii) if a person to whom an option has been granted under this Plan ceases to be either a director, employee or Scientific Consultant of the Company or a Subsidiary, such option shall continue to be exercisable to the same extent that it was exercisable on the last day on which such person was either a director, employee or Scientific Consultant for a period of 30 days thereafter, or for such longer period as may be determined by the Board or the Committee at the time of grant, whereupon such option shall terminate and shall not thereafter by exercisable. No Award made under this Plan shall be affected by any change of duties or position of the person to whom such Award was made or by any temporary leave of absence granted to such person by the Company or any of its Subsidiaries.

                  (c) TERMINATION WITH BOARD APPROVAL. If a Grantee ceases to be either a director, employee or Scientific Consultant of the Company or a Subsidiary for any reason covered by Section 9(b) above, and the Board or the Committee expressly determines that for purposes of this Section 9(c) such termination of service or employment is in the best interests of the Company, then notwithstanding anything herein to the contrary, an option awarded to such Grantee hereunder shall be exercisable by such Grantee or by the estate of such Grantee, or by a




                                       9.

person who acquired the right to exercise such option by bequest or inheritance from the Grantee, for such additional period following termination of service or employment as shall be determined by the Board or Committee, but in no event later than the date upon which such option would have expired absent such termination of service or employment. Any such extended option shall be exercisable only to the extent and in the manner exercisable by such Grantee at the time of such termination of service or employment.

         10.      ADJUSTMENT UPON CHANGES IN CAPITALIZATION

                  (a) In the event of any change in the number of shares of the outstanding Stock of the Company effected without the receipt of full and adequate consideration by the Company, as a consequence of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee shall adjust proportionally the number and kind of shares subject to this plan and the number, kind, and per share Incentive Stock Option Price or Nonstatutory Stock Option Price (as the case may be) of shares then subject to Awards outstanding under the Plan. Any such adjustment shall be made without a change in the aggregate purchase price of the Shares of Stock subject to the unexercised portion of any option. In the event of any other change affecting any class of stock of the Company subject to Awards made under the Plan or any distribution (other than normal cash dividends) to holders of such stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event.

                  (b) (i) In the event of a Change of Control then to the extent permitted by applicable law: (A) any surviving or acquiring corporation or an Affiliate of such corporation shall assume any Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 10(b)) for those outstanding under the Plan, or (B) such Awards shall continue in full force and effect. If Awards are assumed, substituted, or continue in full force and effect, then the vesting of such Awards shall be accelerated in full if the holder's Continuous Status as an Employee, Director or Consultant is terminated either without Cause by the surviving or acquiring corporation or with Good Reason by the holder, within the twelve (12) months following the date of the Change of Control. In the event any surviving or acquiring corporation or its Affiliate refuses to assume such Awards or to substitute similar Awards for those outstanding under the Plan, then the vesting of such Awards shall be accelerated in full prior to the Change of Control and such Awards shall be terminated if not exercised at or prior to such Change of Control; provided, however, that if such Change of Control occurs as the result of an event described in Section 10(b)(iii)(4) or Section 10(b)(iii)(5) of this Plan, then the holders of Awards shall have fifteen (15) days from the date of such Change of Control to exercise such Awards, after which time such Awards shall be terminated. In the event of a dissolution or liquidation of the Company, any Awards outstanding under the Plan shall terminate if not exercised at or prior to such Change of Control.

                           (ii)   "Cause" means (1) gross or habitual failure to
perform assigned duties of the job, that is, performance failure not corrected within thirty (30) days after written




                                      10.

notice thereof or (2) misconduct, including but not limited to: (A) conviction of a crime, or entry of a plea of nolo contendere, with regard to a crime involving moral turpitude or dishonesty, (B) illegal drug use or alcohol abuse on Company premises or at a Company sponsored event, (C) conduct which in the good faith and reasonable determination of the Board demonstrates gross unfitness to serve, or (D) intentional, material violation of any contract between the holder of an Award and the Company or any statutory duty of such person to the Company.

                           (iii)  "Change of Control" means any one of the
following: (1) a sale of all or substantially all of the assets of the Company;
(2) a merger or consolidation in which the Company is not the surviving corporation (other than a transaction the principal purpose of which is to change the state of the Company's incorporation or a transaction in which the voting securities of the Company are exchanged for beneficial ownership of at least 50% of the voting securities of the controlling acquiring corporation);
(3) a merger or consolidation in which the Company is the surviving corporation and less than 50% of the voting securities of the Company which are outstanding immediately after the consummation of such transaction are beneficially owned, directly or indirectly, by the persons who owned such voting securities immediately prior to such transaction; (4) any transaction or series of related transactions after which any person (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), other than any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary of the Company, becomes the beneficial owner of voting securities of the Company representing 50% or more of the combined voting power of all of the voting securities of the Company; (5) during any period of two consecutive years, individuals who at the beginning of such period constitute the membership of the Company's Board of Directors ("Incumbent Directors") cease for any reason to have authority to cast at least a majority of the votes which all directors on the Board of Directors are entitled to cast, unless the election, or the nomination for election by the Company's stockholders, of a new director was approved by a vote of at least two-thirds of the votes entitled to be cast by the Incumbent Director in the future; or (6) the liquidation or dissolution of the Company.

                           (iv)  "Good Reason" means any action taken by the
Company or its successor, as the case may be, that would result in a (i) reduction of the rate of compensation as in effect immediately prior to the Change of Control, (2) failure to provide a package of welfare benefit plans which, taken as a whole, provide substantially similar benefits to those in which the holder of an Award is entitled to participate immediately prior to the Change of Control (except that employee contributions may be raised to the extent of any cost increases imposed by third parties) or any action by the Company which would adversely affect participation or reduce benefits under any of such plans, (3) change in responsibilities, authority, titles or offices resulting in diminution of position, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith which is remedied by the Company promptly after notice thereof, (4) request that the holder of an Award relocate to a worksite that is more than thirty-five (35) miles from the prior worksite, unless such relocation opportunity is accepted, (5) material reduction in duties, (6) failure or refusal of the acquiring or surviving corporation to assume the Company's obligations under this Plan, as required by
Section 10(b), or (7) material breach by the Company or any acquiring or surviving corporation of any of the material provisions of the Plan.




                                      11.

         11.      EFFECTIVENESS OF THE PLAN

                  This Plan shall become effective upon its adoption by the Board; provided, however, that the effectiveness of this Plan shall be subject to the approval of the stockholders of the Company by the affirmative vote of not less than the holders of a majority of the shares of the Company's Voting Stock present in person or represented by proxy at a duly held meeting at which a quorum is present (or by such greater vote as may be required by applicable law, regulation or provision of the Certificate of Incorporation or Bylaws of the Company) within 12 months after the adoption of this Plan by the Board.

         12.      MANNER OF GRANT

                  Nothing contained in this Plan or in any resolution heretofore or, except as provided in this Plan, hereafter adopted by the Board or any committee thereof or by the stockholders of the Company with respect to this Plan shall constitute the granting of an Award under this Plan. The granting of an Award under this Plan shall be deemed to occur only upon the date on which the Board or the Committee shall approve the grant of such Award. All Awards granted under this Plan shall be evidenced by a written agreement, in such form as shall be determined by the Board or the Committee, signed by a representative of the Board or the Committee and the recipient thereof.

         13.      COMPLIANCE WITH LAW AND REGULATIONS

                  The obligation of the Company to sell and deliver any shares of Stock under this Plan shall be subject to all applicable laws, rules, regulations, and the obtaining of all approvals by or permits from governmental agencies deemed necessary or appropriate by the Board or the Committee. Except as otherwise provided in Section 2 and Section 16 herein, the Board may make such changes in the Plan and the Board or the Committee may include such terms in any Award agreement as may be necessary or appropriate, in the opinion of counsel to the Company, to comply with the rules and regulations of any governmental authority, or to obtain for employees granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and the regulations thereunder.

         14.      TAX WITHHOLDING

                  The company for whom services are performed (whether the Company or a Subsidiary) by a director, employee or Scientific Consultant granted an Award under this Plan shall have the right to deduct or otherwise effect a withholding of any amount required by federal or state laws to be withheld with respect to the grant, vesting or exercise of any Award or the sale of stock acquired upon the exercise of an Incentive Stock Option in order for such company to obtain a tax deduction otherwise available as a consequence of such grant, vesting, exercise or sale, as the case may be.




                                      12.

         15.      NON-EXCLUSIVITY OF PLAN

                  Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as having an impact on existing qualified or non-qualified retirement or bonus plans of the Company or, except as otherwise expressly provided herein, as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options, stock appreciation rights or restricted stock otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

         16.      AMENDMENT

                  The Board at any time, and from time to time, may amend this Plan, subject to any required regulatory approvals and subject to the limitation that, except as provided in Section 10 hereof, no amendment shall be effective unless approved within 12 months after the date of the adoption of such amendment by the affirmative vote of the holders of a majority of the shares of the Company's Voting Stock (or by such greater or lesser vote as may be permitted by applicable law, regulation or provision of the Certificate of Incorporation or Bylaws of the Company) if such amendment would, in the absence of shareholder approval, cause Awards that would otherwise qualify as Incentive Stock Options to fail to qualify as such or cause the Plan to fail to comply with the requirements of Rule 16b-3 after the Board determines to bring the Plan into compliance with the requirements of such Rule.

                  Except as provided in Section 10 hereof, rights and obligations under any Awards granted before amendment of this Plan shall not be altered or impaired by amendment of this Plan, except with the consent of the person to whom the Award was granted.

         17.      TERMINATION OR SUSPENSION

                  The Board at any time may suspend or terminate this Plan. This Plan, unless sooner terminated, shall terminate on the 10th anniversary of its adoption by the Board, but such termination shall not affect any Award theretofore granted. No Award may be granted under this Plan while this Plan is suspended or after it is terminated.

                  Except as Otherwise expressly provided herein, no rights or obligations under any Award granted while this Plan is in effect shall be altered or impaired by suspension or termination of this Plan, except with the consent of the person to whom the Award was granted. Any Award granted under this Plan may be terminated by agreement between the holder thereof and the Company and, in lieu of the terminated Award, a new Award may be granted.

         18.      CONTINUATION OF EMPLOYMENT

                  Nothing contained in this Plan (or in any written Award agreement) shall obligate the Company or any Subsidiary to continue for any period to elect any individual as a director or to employ an employee or Scientific Consultant to whom an Award has been granted, or interfere





                                      13.

with the right of the Company or any Subsidiary to vary the terms of such person's service or employment or reduce such person's compensation.

         19.      EXCULPATION AND INDEMNIFICATION

                  To the extent permitted by applicable law and regulation, the Company shall indemnify and hold harmless the members of the Board and the members of the Committee from and against any and all liabilities, costs, and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons' duties, responsibilities, and obligations under this Plan, other than such liabilities, costs and expenses as may result from the negligence, gross negligence, bad faith, willful misconduct, or criminal acts of such persons.

         20.      PROVISION OF INFORMATION TO AWARD RECIPIENTS

                  The Company shall annually provide each holder of an Award with the information required by Section 260.140.46 of the Regulations of the California Commissioner of Corporations.

         21.      HEADINGS

Headings are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.



                                      14.